UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 15, 2002




                                  BRIAZZ, INC.
             (Exact name of registrant as specified in its charter)



   Washington               000-32527                     91-1672311
----------------    ------------------------   ---------------------------------
(Jurisdiction of    (Commission File Number)   (IRS Employer Identification No.)
 incorporation)



                        3901 7th Avenue South, Suite 200
                         Seattle, Washington 98108-5206
              ----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code (206) 467-0994




                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

Commencing on October 21, 2002, BRIAZZ will begin supplying sandwiches and salads to 40 Starbucks locations in the Chicago metropolitan area as part of a test program to introduce new sandwich and salad menus at Starbucks in Chicago. The test program will continue through December 31, 2002.






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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                   BRIAZZ, INC.


Date: October 15, 2002             /s/ Victor D. Alhadeff
                                   --------------------------------------------
                                   Victor D. Alhadeff
                                   Chief Executive Officer, Chief Financial
                                   Officer and Secretary








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